Report of
Independent Auditors


To the Shareholders and Board
of Trustees of
PaineWebber Tactical
Allocation Fund

In planning and performing
our audit of the financial
statements of PaineWebber
Tactical Allocation
Fund for the year ended
August 31, 1999, we
considered its internal
control, including control
activities
for safeguarding securities,
in order to determine our
auditing procedures for the
purpose of expressing
our opinion on the financial
statements and to comply with
the requirements of Form N-
SAR, and not
to provide assurance on the
internal control.

The management of PaineWebber
Tactical Allocation Fund is
responsible for establishing
and
maintaining internal control.
In fulfilling this
responsibility, estimates and
judgments by management
are required to assess the
expected benefits and related
costs of controls. Generally,
controls that are
relevant to an audit pertain
to the entity's objective of
preparing financial
statements for external
purposes that are fairly
presented in conformity with
generally accepted accounting
principles. Those
controls include the
safeguarding of assets
against unauthorized
acquisition, use or
disposition.

Because of inherent
limitations in internal
control, errors or fraud may
occur and not be detected.
Also,
projection of any evaluation
of internal control to future
periods is subject to the
risk that it may become
inadequate because of changes
in conditions or that the
effectiveness of the design
and operation may
deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in
internal control that
might be material weaknesses
under standards established
by the American Institute of
Certified Public
Accountants. A material
weakness is a condition in
which the design or operation
of one or more of the
specific internal control
components does not reduce to
a relatively low level the
risk that errors or fraud
in amounts that would be
material in relation to the
financial statements being
audited may occur and
not be detected within a
timely period by employees in
the normal course of
performing their assigned
functions. However, we noted
no matters involving internal
control and its operation,
including controls
for safeguarding securities,
that we consider to be
material weaknesses as
defined above at August 31,
1999.

This report is intended
solely for the information
and use of the shareholders,
board of trustees and
management of PaineWebber
Tactical Allocation Fund and
the Securities and Exchange
Commission
and is not intended to be and
should not be used by anyone
other than these specified
parties.




ERNST & YOUNG LLP

October 14, 1999